JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of the 7th day of December, 2009 (the "Agreement"), to the Credit Agreement and the other Loan Documents referred to below is entered into by and among JPMORGAN CHASE BANK, N.A. (the "New Lender"), NEWMARKET CORPORATION, a Virginia corporation (the "Borrower"), and SUNTRUST BANK, as Administrative Agent (the "Administrative Agent") on its behalf and on behalf of the other banks and lending institutions (the "Lenders") from time to time party to the Second Amended and Restated Revolving Credit Agreement, dated as December 21, 2006, by and among the Borrower, the Lenders, the Administrative Agent, and SunTrust Bank, as Issuing Bank and as Swingline Lender (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower has notified the Administrative Agent and each of the Lenders that the Borrower proposes to increase the Aggregate Revolving Commitments under the Credit Agreement by the amount of $10,750,000;

WHEREAS, the New Lender has agreed to join the Credit Agreement and other Loan Documents and to provide the additional Commitment requested by the Borrower; and

WHEREAS, the parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the Aggregate Revolving Commitments requested by the Borrower, as contemplated by Section 2.23 of the Credit Agreement, and to join the New Lender to the Credit Agreement and other Loan Documents as contemplated by Section 10.4 of the Credit Agreement.

NOW, THEREFORE, IT IS AGREED:

1. By executing and delivering this Agreement, the New Lender, as provided in Section 10.4 of the Credit Agreement, hereby becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender, and without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Lender thereunder and agrees to provide a Commitment to the Borrower under the Credit Agreement in the amount shown on Schedule I as of the Effective Date (as hereinafter defined) of this Agreement.

2. Each party hereto acknowledges and agrees that the Commitments of the New Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders. After giving effect to the increased Commitment as provided in this Agreement, each party further acknowledges and agrees that (i) the Commitments in effect for all Lenders under the Credit Agreement shall be those shown on Schedule II attached to this Agreement, (ii) Schedule II attached to the Credit Agreement shall be amended and restated as set forth on Schedule II attached to this Agreement, and (iii) upon any increase in the aggregate amount of the Revolving Commitments that is not pro rata among all Lenders, any and all Base Rate Loans and Eurodollar Loans, and any and all Letters of Credit that are outstanding under the Credit Agreement on the Effective Date shall be subject to the provisions of Section 2.23(e) of the Credit Agreement.

3. Each party hereto agrees that this Agreement and the effectiveness of the increased Commitment as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:

(a) The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i) a counterpart of this Agreement signed by the New Lender, the Borrower and the Administrative Agent;

(ii) a duly executed Revolving Credit Note payable to the New Lender to the extent requested by the New Lender; and

(iii) a certification on behalf of the Borrower as of the Effective Date of this Agreement that (x) no Default or Event of Default then exists, (y) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (z) since the date of the most recent financial statements of the Borrower delivered to the Administrative Agent under Section 5.1 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

(b) The Borrower shall have paid to the New Lender a fee equal to 0.50% of the Commitment of the New Lender.

(c) The Borrower shall have paid to the Administrative Agent all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated herein, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent.

The date on which the foregoing conditions have been satisfied shall be the "Effective Date" of this Agreement.

4. The Borrower represents and warrants to the Administrative Agent and the Lenders that this Agreement has been duly authorized, executed and delivered by the Borrower, and that the Credit Agreement, as supplemented and amended hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

5. The Administrative Agent and Required Lenders have waived the thirty (30) days' written notice requirement of Section 2.23(a) of the Credit Agreement.

6. Except as supplemented and amended hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as supplemented and amended hereby, and all rights, powers and obligations created thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.

7. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. This Agreement constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the New Lender and the Borrower have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives, and the Administrative Agent, for the benefit of the New Lender, and all other Lenders under the Credit Agreement, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

JPMorgan Chase Bank, N.A., as New Lender

By: /s/ Philip A. Mousin Name: Philip A. Mousin

Title: Senior Vice President

NewMarket Corporation, as Borrower

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President, Treasurer, and

Principal Financial Officer

ACCEPTED THIS 7th DAY OF December, 2009:

SunTrust Bank,

as Administrative Agent

By: /s/ Mark A. Flatin

Name: Mark A. Flatin

Title: Managing Director

ACKNOWLEDGMENT AND AGREEMENT

The undersigned, NEWMARKET CORPORATION, as Borrower and each of the subsidiaries of the Borrower listed on Schedule A hereto (each a "Guarantor" and collectively the "Guarantors") acknowledge the execution, delivery and effectiveness of the foregoing Joinder Agreement dated as of December 7th, 2009 (the "Agreement") entered into pursuant to the terms of that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 21, 2006, as amended by the First Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of September 26, 2008, as amended by the Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and hereby acknowledge, confirm and agree as follows: (i) the Amended and Restated Subsidiary Guaranty Agreement, dated as of December 21, 2006, previously executed and delivered by the undersigned in respect of the obligations of the Borrower pursuant to the Credit Agreement remains in full force and effect on and after the date hereof, after giving effect to the increased Revolving Commitment as provided in the Agreement, (ii) the Obligations as provided in such Amended and Restated Subsidiary Guaranty Agreement shall include, without limitation, all borrowings and other extensions of credit made pursuant to the Revolving Commitments as so supplemented and increased, and (iii) nothing contained in the Agreement shall in any way be deemed to limit, discharge, release or otherwise affect the obligations and liabilities of the undersigned pursuant to such Amended and Restated Subsidiary Guaranty Agreement, all of which obligations and liabilities remain in full force and effect as provided therein and herein.

This Acknowledgment and Agreement made and entered into effective as of December 7, 2009.

[Signature Pages Follow]

NEWMARKET CORPORATION

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President, Treasurer, and

Principal Financial Officer

ETHYL CORPORATION

By: /s/ Wayne C. Drinkwater

Name: Wayne C. Drinkwater

Title: Vice President and Treasurer

AFTON CHEMICAL ADDITIVES CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL CANADA HOLDINGS, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

AFTON CHEMICAL CORPORATION

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Treasurer

AFTON CHEMICAL JAPAN HOLDINGS, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

THE EDWIN COOPER CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

AFTON CHEMICAL INTANGIBLES LLC

By: /s/ C.S. Warren Huang

Name: C.S. Warren Huang

Title: Manager

NEWMARKET SERVICES CORPORATION

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President and

Principal Financial Officer

NEWMARKET INVESTMENT COMPANY

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President and

Principal Financial Officer

AFTON CHEMICAL ASIA PACIFIC LLC

By: /s/ C.S. Warren Huang

Name: C.S. Warren Huang

Title: Manager

AFTON CHEMICAL CANADA HOLDINGS, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL EXPORT CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL INTERAMERICA CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL VENTURES, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

INTERAMERICA TERMINALS CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL ASIA PACIFIC LLC

By: /s/ Wayne C. Drinkwater

Name: Wayne C. Drinkwater

Title: Manager

OLD TOWN LLC

By: /s/ Bruce R. Hazelgrove, III

Name: Bruce R. Hazelgrove, III

Title: Manager

Schedule A

to

Acknowledgement and Agreement to Supplement Agreement

Guarantor(s)	Address

Afton Chemical Additives Corporation

Afton Chemical Asia Pacific LLC

Afton Chemical Canada Holdings, Inc.

Afton Chemical Corporation

Afton Chemical Japan Holdings, Inc.

Afton Chemical Intangibles LLC

The Edwin Cooper Corporation

Ethyl Asia Pacific LLC

Ethyl Canada Holdings, Inc.

Ethyl Corporation

Ethyl Export Corporation

Ethyl Interamerica Corporation

Ethyl Ventures, Inc.

Interamerica Terminals Corporation

NewMarket Investment Company

NewMarket Services Corporation

Old Town LLC

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

330 South 4th Street, Richmond, Virginia 23219

Schedule I

NEW REVOLVING COMMITMENT

New Lender	New Revolving Commitment
JPMorgan Bank, N.A.	$10,750,000

Schedule II

COMMITMENT AMOUNTS*

Lender	Revolving Commitment Amount	Pro Rata Share
SunTrust Bank	$34,000,000	22.7%
PNC Bank, National Association	$28,250,000	18.8%
Bank of America, N.A.	$26,000,000	17.3%
General Electric Capital Corporation	$21,000,000	14.0%
Citizens Bank of Pennsylvania	$20,000,000	13.3%
RZB Finance LLC	$10,000,000	6.7%
JPMorgan Chase Bank, N.A.	$10,750,000	7.1%
TOTAL	$150,000,000

*Effective as of December 7th, 2009